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                                                               Form "A" Contract


                           SENIOR EXECUTIVE AGREEMENT

         This Senior Executive Agreement ("Agreement") is entered into as of this ____ day of August, 1997, by and between VERSA TECHNOLOGIES, INC., a Delaware corporation ("Employer") and ____________________________("Executive").

                                   WITNESSETH:

         WHEREAS, Executive is currently employed by Employer or an Affiliate or Associate;

         WHEREAS, Employer desires to provide security to Executive in connection with Executive's employment with Employer; and

         WHEREAS, Executive and Employer desire to enter into this Agreement pertaining to the terms of the security Employer is providing to Executive with respect to his employment;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Definitions. For purposes of this Agreement:

                  (a) "Affiliate" or "Associate" shall have the meaning set forth in Rule 125-2 under the Securities Exchange Act of 1934.
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                  (b) "Base Salary" shall mean the average of Executive's
         annual base salary at the rates in effect during the twenty-four (24) months prior to an event that constitutes a termination of employment under circumstances set forth in subsection 2(a); provided that such average rate shall in no event be less than the highest annual rate in effect for Executive at any time during the 24-month period preceding the applicable Change in Control.

                  (c) "Beneficiary" shall mean the person or entity designated by Executive, by written instrument delivered to Employer, to receive the benefits payable under this Agreement in the event of his death. If Executive fails to designate a Beneficiary, or if no Beneficiary survives Executive, such death benefits shall be paid:

                           (i)      to his surviving spouse; or

                           (ii) if there is no surviving spouse, to his living descendants per stirpes:

                                    or

                           (iii) if there is neither a surviving spouse nor descendants, to his duly appointed and qualified executor or personal representative.




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         (d) "Bonus" shall mean the average of the bonuses earned by Executive for each of the two full fiscal years of Employer preceding an event that constitutes a termination of employment under circumstances set forth in subsection 2(a); provided that such average bonus shall in no event be less than the highest bonus earned by Executive for any full fiscal year of Employer ending during the 24-month period prior to the applicable Change in Control.

         (e) A "Change in Control" shall be deemed to take place on the occurrence of any of the following events on or after July 1, 1997;

                  (1) The acquisition by an entity, person or group (including all Affiliates or Associates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of capital stock of Employer if after such acquisition such entity, person or group is entitled to exercise more than 50% of the outstanding voting power of all capital stock of Employer entitled to vote in elections of directors ("Voting Power");

                  (2) The effective time of a merger or consolidation of Employer with one or more other




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         corporations as a result of which the holders of the outstanding Voting
         Power of Employer immediately prior to such merger or consolidation hold less than 50% of the Voting Power of the surviving or resulting corporation; or

                  (3) The election to the Board of Directors of Employer of candidates who were not recommended for election by the Board of Directors of Employer in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.

         (f) "Good Cause" shall be deemed to exist if, and only if:

                  (1) Executive engages in acts or omissions constituting dishonesty, intentional breach of fiduciary obligation or intentional wrongdoing or malfeasance, in each case that results in substantial harm to the business or property of Employer or any Affiliate or Associate; or

                  (2) Executive is convicted of a felony violation involving fraud or dishonesty.

         (g) "Good Reason" shall exist if:




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                  (1) there is a significant change in the nature or the scope of Executive's authority or in his overall working environment;

                  (2) Executive is assigned duties materially inconsistent with his present duties, responsibilities and status;

                  (3) there is a reduction in Executive's monthly rate of base salary or bonus; or

                  (4) Employer or an Affiliate or Associate changes by 40 miles or more the principal location in which Executive is required to perform services.

                  (5) The successor to the Employer fails to assume fully the responsibility under this Agreement pursuant to Section 16.

         (h) "Incentive Plan" shall mean any incentive, bonus, deferred compensation or similar plan or arrangement currently or hereafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

         (i) "Retirement Plan" shall mean any qualified or supplemental employee pension benefit plan, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), currently or hereinafter made




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available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

         (j) "Severance Period" shall mean the period beginning on the date Executive's employment with Employer and all Affiliates and Associates terminates under circumstances described in subsection 2(a) and ending on the date 24 months thereafter.

         (k) "Term" shall mean the period beginning on the date hereof and terminating on the date 24 months after the date hereof, provided that for each day from and after the date hereof the Term will automatically be extended for an additional day, unless either Employer or Executive has given written notice to the other party of its or his election to cease such automatic extension, in which case the Term shall be the 24 month period beginning on the date such notice is received by such other party.

         (l) "Welfare Plan" shall mean any health and dental plan, disability plan, survivor income plan or life insurance plan, as defined in Section 3(1) of ERISA, currently or hereafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

2. Benefits Upon Termination of Employment. (a) The




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following provisions will apply if a Change in Control occurs during the Term, and if (A) at any time during the 24 months after such Change in Control occurs (whether during or after the expiration of the Term), (i) the employment of Executive with Employer and all Affiliates and Associates is terminated by Employer or such Affiliates and Associates for any reason other than Good Cause, or (ii) Executive terminates his employment with Employer and all Affiliates and Associates for Good Reason, or (B) at any time during the seventh month after such Change in Control occurs (whether during or after the expiration of the Term), Executive terminates his employment with Employer and such Affiliates and Associates for any reason other than death:

                           (1) Employer shall pay Executive or his Beneficiary
                  an amount equal to the sum of (1) his Base Salary plus (2) his Bonus, all multiplied by two. Such amount shall be paid to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

                           (2) Executive or his Beneficiary, or any other person
                  entitled to receive benefits with respect to Executive under any Incentive Plan, Retirement Plan, Welfare Plan, or any other plan or program maintained by




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                  Employer or an Affiliate or Associate in which Executive
                  participates at the date of termination of employment, shall receive any and all benefits accrued under such Plan or other plan or program, to the date of termination of employment, the amount, form and time of payment of such benefits to be determined by the terms of such Incentive Plan, Retirement Plan, Welfare Plan and other plan or program, and Executive's employment shall be deemed to have terminated by reason of retirement, and without regard to vesting limitations in all such Plans (other than Retirement Plans subject to tax qualification requirements of the Internal Revenue Code of 1986, as amended ("Code")) and other plans or programs under circumstances that have the most favorable result for Executive thereunder. Payment shall be made at the earliest date permitted under any such Plan or other plan or program.

                           (3) To the extent not paid pursuant to subsection
                  2(2) above, Employer shall pay Executive an amount equal to the pro rata portion of Executive's target annual incentive bonus compensation for the fiscal year of Employer in which the date of termination of employment




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                  occurs, under the incentive bonus compensation plan then
                  maintained by Employer or an Affiliate or Associate, that is applicable to the period commencing on the first day of such fiscal year and ending on the date of termination. Such amount shall be paid to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

                           (4) If upon the date of termination of Executive's
                  employment, Executive holds any options with respect to stock of Employer, all such options will immediately become exercisable upon such date and will be exercisable pursuant to the terms of the plan under which such options were granted. Any restrictions on stock of Employer owned by Executive on the date of termination of his employment will lapse on such date. To the extent such acceleration of exercise of such options, or such lapse of restrictions, is not permissible under the terms of any plan pursuant to which the options or restricted stock were granted, Employer will pay to Executive or his Beneficiary, (1) an amount equal to the excess, if any, of the aggregate fair market value of all stock of Employer subject to such options, determined on the date




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                  of termination of employment, over the aggregate exercise
                  price of such stock, and Executive or his Beneficiary will surrender all such options unexercised, and (2) the aggregate fair market value on the date of termination of employment of all such restricted stock and Executive or his Beneficiary shall transfer such stock to Employer. Payments pursuant to the preceding sentence will be made to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

                           (5) During the Severance Period Executive and his
                  spouse and other dependents will continue to be covered by all Welfare Plans in which he and his spouse and other dependents were participating immediately prior to the date of his termination as if he continued to be an employee of Employer or an Affiliate or Associate and Employer will continue to pay the costs of coverage of Executive and his spouse and other dependents under such Welfare Plans on the same basis as is applicable to active employees covered thereunder; provided that, if participation in any one or more of such Welfare Plans is not possible under the terms thereof, Employer will provide substantially identical benefits. Coverage under




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                  any such Welfare Plan will cease if and when Executive obtains employment with another employer during the Severance Period, and becomes eligible for coverage under any substantially similar Welfare Plan provided by his new employer. Coverage pursuant to this Section shall not be in satisfaction of Employer's obligations with respect to Executive and his dependents pursuant to the federal insurance continuation law commonly referred to as "COBRA" as set forth in Section 4980B of the Code.

                           (6) During the Severance Period, Executive shall not
                  be entitled to reimbursement for fringe benefits, including without limitation, dues and expenses related to club memberships, automobile expenses, expenses for professional services and other similar perquisites.

                           (7) If Executive is using an automobile owned by
                  Employer or an Affiliate or Associate on the date of termination, Executive shall have use of such automobile during the severance period and may purchase the automobile for its then book value if Executive so requests. During the period when Executive uses the automobile, Employer shall provide insurance coverage and reimburse executive for the cost of routine maintenance.




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                           (8) Employer shall provide Executive with out
                  placement services of a nationally recognized out placement firm until the earlier of (1) Executive's attainment of employment, and (2) the end of the Severance Period.

                  (b) If the employment of Executive with Employer and all Affiliates and Associates is terminated by Employer, or any Affiliate or Associate, or by Executive, other than under circumstances set forth in subsection 2(a), Executive's compensation shall be paid through the date of his termination, and Employer shall have no further obligation to Executive or any other person under this Agreement. Such termination shall have no effect upon Executive's other rights, including but not limited to rights under any Incentive Plan, Retirement Plan, Welfare Plan or other employee plan or program.

                  (c) Notwithstanding anything herein to the contrary, in the event Employer or any Associate or Affiliate shall terminate the employment of Executive for Good Cause hereunder, Employer or such Associate or Affiliate shall give Executive at least thirty (30) days prior written notice specifying in detail the reason or reasons for Executive's




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         termination, and during such 30-day period, the Executive will have the opportunity to cure the circumstances giving rise to termination for good cause and the opportunity to be heard by Employer's Board of Directors.

         3. Setoff. No payments or benefits payable to or with respect to Executive pursuant to this Agreement shall be reduced by any amount Executive or his spouse or Beneficiary may earn or receive from employment with another employer or from any other source, except as expressly provided in subsection 2(a)(5).

         4. Death. If Executive's employment with Employer and all Affiliates and Associates terminates either under circumstances described in Section 2, or due to his death, then all unpaid amounts payable to Executive under subsections 2(a)(1), (2), (3) or (4) or 2(b), if any, as of the date of death, shall be paid to his Beneficiary, and if subsection 2(a) applies, his spouse and other dependents shall continue to be covered under all applicable Welfare Plans during the remainder of the Severance Period, if any, pursuant to subsection 2(a)(5).




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         5. No Solicitation of Representatives and Employees. Executive agrees that he shall not, prior to a Change in Control or during the Severance Period, directly or indirectly, in his individual capacity or otherwise, induce, cause, persuade, or attempt to do any of the foregoing in order to cause, any representative, agent or employee of Employer or any of its Affiliates and Associates to terminate such person's employment relationship with Employer or any of its Affiliates and Associates, or to violate the terms of any agreement between said representative, agent or employee and Employer or any of its Affiliates and Associates.

          6. Confidentiality. Executive acknowledges that preservation of a continuing business relationship between Employer or its Affiliates and Associates and their respective customers, representatives, and employees is of critical importance to the continued business success of Employer, its Affiliates and Associates and that it is the active policy of Employer, its Affiliates and Associates to guard as confidential certain information not available to the public and relating to the business affairs of Employer, its Affiliates and Associates. In view of the foregoing, Executive agrees that he shall not at any time thereafter, without the prior written consent of Employer,


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disclose to any person or entity any such confidential information that was obtained by Executive in the course of his employment by Employer or any of its Affiliates or Associates. This section shall not be applicable if and to the extent Executive is required to testify in a legislative, judicial or regulatory proceeding pursuant to an order of Congress, any state or local legislature, a judge, or an administrative law judge or is otherwise required by law to disclose such information.

          7. Forfeiture. If Executive shall at any time violate any obligation of his under Sections 5 or 6 in a manner that results in material damage to Employer, any Affiliate or Associate, or its business, he shall immediately forfeit his right to any benefits under this Agreement, and Employer shall thereafter have no further obligation hereunder to Executive or his spouse, Beneficiary or any other person.

          8. Executive Assignment. No interest of Executive or his spouse or Beneficiary under this Agreement, or any right to receive any payment or distribution hereunder, shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may such interest or right to receive a payment or distribution be taken, voluntarily or involuntarily, for the satisfaction of the


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obligations or debts of, or other claims against, Executive or his spouse or
Beneficiary, including claims for alimony, support, separate maintenance, and claims in bankruptcy proceedings.

          9. Benefits Unfunded. All rights under this Agreement of Executive and his spouse or Beneficiary, shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating any assets of Employer for payment of any amounts due hereunder. Neither Executive, nor spouse or his spouse or Beneficiary shall have any interest in or rights against any specific assets of Employer, and Executive and his Beneficiary shall have only the rights of a general unsecured creditor of Employer.

          10. Waiver. No waiver by any party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other provisions or conditions at the same time or at any prior or subsequent time.

          11. Applicable Law. This Agreement shall be construed and interpreted pursuant to the laws of Wisconsin.

          12. Entire Agreement. This Agreement contains the entire Agreement between Employer and Executive and supersedes any and all previous agreements, written or oral, between the parties relating


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to the subject matter hereof. No amendment or modification of the terms of this
Agreement shall be binding upon the parties hereto unless reduced to writing and signed by Employer and Executive.

          13. No Employment Contract. Nothing contained in this Agreement shall be construed to be an employment contract between Executive and Employer.

          14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

          15. Severability. In the event any provision of this Agreement is held illegal or invalid, the remaining provisions of this Agreement shall not be affected thereby.

          16. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives and successors.

          17. Employment with Affiliates and Associates. For purposes of this Agreement, (A) employment or termination of employment of Executive shall mean employment or termination of employment with Employer and all Affiliates and Associates, (B) Base Salary and Bonuses shall include remuneration received by Executive from Employer and all Affiliates and Associates, and (C) the terms Incentive Plan, Retirement Plan and Welfare Plan or any other plan or program maintained or made available by Employer shall include


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any such plans of any Affiliate or Associate of Employer.

          18. Notice. Notices required under this Agreement shall be in writing and sent by registered mail, return receipt requested, to the following addresses or to such other address as the party being notified may have previously furnished to the other party by written notice:

          19. Attorneys Fees. In the event the Executive brings an action to enforce the provisions of this Agreement and prevails in such action, the Executive shall be entitled to recover from the Employer the Executive's attorneys fees and other costs incurred in connection therewith. Employer agrees to reimburse Executive for reasonable attorneys fees, not to exceed $1,500, in connection with the review and negotiation of this Agreement.


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           If to Employer:                     VERSA TECHNOLOGIES, INC.
                                               ------------------------

                                               ATTN: JAMES E. MOHRHAUSER
                                               Chairman
                                               9301 Washington Avenue
                                               P. O. Box 085012
                                               Racine, Wisconsin 53408


           If to Executive:

                                               --------------------------------

                                               --------------------------------


          IN WITNESS WHEREOF, Executive has hereunto set his hand, and Employer has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                              VERSA TECHNOLOGIES, INC.

                                              By:
                                                  ------------------------------

                                              Title:
                                                    ----------------------------

                                              ----------------------------------
                                                        Executive




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
                                                            Form of "B" Contract






                           SENIOR EXECUTIVE AGREEMENT


          This Senior Executive Agreement ("Agreement") is entered into as of this __ day of August, 1997, by and between VERSA TECHNOLOGIES, INC., a Delaware corporation ("Employer") and _____________________________ ("Executive").

                                   WITNESSETH:

          WHEREAS, Executive is currently employed by Employer or an Affiliate or Associate;

          WHEREAS, Employer desires to provide security to Executive in connection with Executive's employment with Employer; and

          WHEREAS, Executive and Employer desire to enter into this Agreement pertaining to the terms of the security Employer is providing to Executive with respect to his employment;

          NOW, THEREFORE in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

          1. Definitions. For purposes of this Agreement:

             (a) "Affiliate" or "Associate" shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934.


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             (b) "Base Salary" shall mean the average of Executives annual base salary at the rates in effect during the twenty-four (24) months prior to an event that constitutes a termination of employment under circumstances set forth in subsection 2(a); provided that such average rate shall in no event be less than the highest annual rate in effect for Executive at any time during the 24-month period preceding the applicable Change in Control.

             (c) "Beneficiary" shall mean the person or entity designated by Executive, by written instrument delivered to Employer, to receive the benefits payable under this Agreement in the event of his death. If Executive fails to designate a Beneficiary, or if no Beneficiary survives Executive, such death benefits shall be paid:

                    (i)  to his surviving spouse; or

                   (ii) if there is no surviving spouse, to his living descendants per stirpes:

                         or

                   (iii) if there is neither a surviving spouse nor
                         descendants, to his duly appointed and qualified executor or personal representative.


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             (d) "Bonus" shall mean the average of the bonuses earned by
          Executive for each of the two full fiscal years of Employer preceding an event that constitutes a termination of employment under circumstances set forth in subsection 2(a); provided that such average bonus shall in no event be less than the highest bonus earned by Executive for any full fiscal year of Employer ending during the 24-month period prior to the applicable Change in Control.

             (e) A "Change in Control" shall be deemed to take place on the occurrence of any of the following events on or after July 1, 1997:


                 (1) The acquisition by an entity, person or group (including all Affiliates or Associates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of capital stock of Employer if after such acquisition such entity, person or group is entitled to exercise more than 50% of the outstanding voting power of all capital stock of Employer entitled to vote in elections of directors ("Voting Power");

                 (2) The effective time of a merger or consolidation of Employer with one or more other


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             corporations as a result of which the holders of the outstanding
             Voting Power of Employer immediately prior to such merger or consolidation hold less than 50% of the Voting Power of the surviving or resulting corporation; or



                 (3) The election to the Board of Directors of Employer of
             candidates who were not recommended for election by the Board of Directors of Employer in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.

             (f) "Good Cause" shall be deemed to exist if, and only if:


                 (1) Executive engages in acts or omissions constituting
             dishonesty, intentional breach of fiduciary obligation or intentional wrongdoing or malfeasance, in each case that results in substantial harm to the business or property of Employer or any Affiliate or Associate; or

                 (2) Executive is convicted of a felony violation involving fraud or dishonesty.

             (g) "Good Reason" shall exist:


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                 (1) there is a significant change in the nature or the scope of
             Executive's authority or in his overall working environment;

                 (2) Executive is assigned duties materially inconsistent with his present duties, responsibilities and status;

                 (3) there is a reduction in Executive's monthly rate of base salary or bonus; or

                 (4) Employer or an Affiliate or Associate changes by 40 miles or more the principal location in which Executive is required to perform services.

                 (5) The successor to the Employer fails to assume fully the responsibility under this Agreement pursuant to Section 16.

             (h) "Incentive Plan" shall mean any incentive, bonus, deferred compensation or similar plan or arrangement currently or hereafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

             (i) "Retirement Plan" shall mean any qualified or supplemental employee pension benefit plan, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), currently or hereinafter made


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





          available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

             (j) "Severance Period" shall mean the period beginning on the date Executive's employment with Employer and all Affiliates and Associates terminates under circumstances described in subsection 2(a) and ending on the date 24 months thereafter.


             (k) "Term" shall mean the period beginning on the date hereof and terminating on the date 24 months after the date hereof, provided that for each day from and after the date hereof the Term will automatically be extended for an additional day, unless either Employer or Executive has given written notice to the other party of its or his election to cease such automatic extension, in which case the Term shall be the 24 month period beginning on the date such notice is received by such other party.

             (l) "Welfare Plan" shall mean any health and dental plan, disability plan, survivor income plan or life insurance plan, as defined in Section 3(1) of ERISA, currently or hereafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

          2. Benefits Upon Termination of Employment. (a) The


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          following provisions will apply if a Change in Control occurs during the Term, and if at any time during the 24 months after such Change in Control occurs (whether during or after the expiration of the Term),
          (i) the employment of Executive with Employer and all Affiliates and Associates is terminated by Employer or such Affiliates and Associates for any reason other than Good Cause, or (ii) Executive terminates his employment with Employer and all Affiliates and Associates for Good Reason.

                                    (1) Employer shall pay Executive or his
                                 Beneficiary an amount equal to the sum of (1) his Base Salary plus (2) his Bonus, all multiplied by an amount equal to the sum of (1) .50 plus (2) .01923 for each year of service, or pro rata portion thereof, of Executive with Employer and all Affiliates and Associates through his date of termination of employment. Such amount shall be paid to Executive or his Beneficiary in a lump Rum within 30 days after his date of termination of employment.


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
               (2) Executive or his Beneficiary, or any other person entitled to receive benefits with respect to Executive under any Incentive Plan, Retirement Plan, Welfare Plan, or any other plan or program maintained by Employer or an Affiliate or Associate in which Executive participates at the date of termination of employment, shall receive any and all benefits accrued under such Plan or other plan or program, to the date of termination of employment, the amount, form and time of payment of such benefits to be determined by the terms of such Incentive Plan, Retirement Plan, Welfare Plan and other plan or program, and Executive's employment shall be deemed to have terminated by reason of retirement, and without regard to vesting limitations in all such Plans (other than Retirement Plans subject to tax qualification requirements of the Internal Revenue Code of 1986, as amended ("Code")) and other plans or programs under circumstances that have the most favorable result for Executive thereunder. Payment shall be made at the earliest date permitted under any such Plan or other plan or program.

               (3) To the extent not paid pursuant to subsection


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

          2(2) above, Employer shall pay Executive an amount equal to the pro rata portion of Executive's target annual incentive bonus compensation for the fiscal year of Employer in which the date of termination of employment occurs, under the incentive bonus compensation plan then maintained by Employer or an Affiliate or Associate, that is applicable to the period commencing on the first day of such fiscal year and ending on the date of termination. Such amount shall be paid to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

               (4) If upon the date of termination of Executive's employment, Executive holds any options with respect to stock of Employer, all such options will immediately become exercisable upon such date and will be exercisable pursuant to the terms of the plan under which such options were granted. Any restrictions on stock of Employer owned by Executive on the date of termination of his employment will lapse on such date. To the extent such acceleration of exercise of such options, or such lapse of restrictions, is not permissible under the terms of any plan pursuant to which the options or restricted stock were granted, Employer will pay to Executive or his Beneficiary, (1) an amount equal to the excess, if any, of the aggregate fair market value of all stock of Employer subject to such options, determined on the date of termination of employment, over the aggregate exercise price of such stock, and Executive or his Beneficiary will surrender all such options unexercised, and (2) the aggregate fair market value on the date of termination of employment of all such restricted stock and Executive or his Beneficiary shall transfer such stock to Employer. Payments pursuant to the preceding sentence will be made to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

               (5) During the Severance Period Executive and his spouse and other dependents will continue to be covered by all Welfare Plans in which he and his spouse and other dependents were participating immediately prior to the date of his termination as if he continued to be an employee of Employer or an Affiliate or Associate and Employer will continue to pay the costs of coverage of Executive and his spouse and other dependents under such Welfare Plans on the same basis as is applicable to active employees covered thereunder; provided that, if participation in any one or more of such Welfare Plans is not possible under the terms thereof, Employer will provide substantially identical benefits. Coverage under any such Welfare Plan will cease if and when Executive obtains employment with another employer during the Severance Period, and becomes eligible for coverage under any substantially similar Welfare Plan provided by his new employer. Coverage pursuant to this Section shall not be in satisfaction of Employer's obligations with respect to Executive and his dependents pursuant to the federal insurance continuation law commonly referred to as "COBRA" as set forth in Section 4980B of the Code.

               (6) During the Severance Period, Executive shall not be entitled to reimbursement for fringe benefits, including without limitation, dues and expenses related to club memberships, automobile expenses, expenses for professional services and other similar perquisites.

               (7) If Executive is using an automobile owned by Employer or an Affiliate or Associate on the date of termination, Executive shall have use of such automobile during the severance period and may purchase the automobile for its then book value if Executive so requests. During the period when Executive uses the automobile, Employer shall provide insurance coverage and reimburse executive for the cost of routine maintenance.

               (8) Employer shall provide Executive with out placement services of a nationally recognized out placement firm until the earlier of
          (1) Executive's attainment of employment, and (2) the end of the Severance Period.

          (b) If the employment of Executive with Employer and all Affiliates and Associates is terminated by Employer, or any Affiliate or Associate, or by Executive, other than under circumstances set forth in subsection 2(a), Executive's compensation shall be paid through the date of his termination, and Employer shall have no further obligation to Executive or any other person under this Agreement. Such termination shall have no effect upon Executive's other rights, including but not limited to rights under any Incentive Plan, Retirement Plan, Welfare Plan or other employee plan or program.

          (c) Notwithstanding anything herein to the contrary, in the event Employer or any Associate or Affiliate shall terminate the employment of Executive for Good Cause hereunder, Employer or such Associate or Affiliate shall give Executive at least thirty (30) days prior written notice specifying in detail the reason or reasons for Executive's termination, and during such 30-day period, the Executive will have the opportunity to cure the circumstances giving rise to termination for good cause and the opportunity to be heard by Employer's Board of Directors.

     3. Setoff. No payments or benefits payable to or with respect to Executive pursuant to this Agreement shall be reduced by any amount Executive or his spouse or Beneficiary may earn or receive from employment with another employer or from any other source, except as expressly provided in subsection 2(a)(5).

     4. Death. If Executive's employment with Employer and all Affiliates and Associates terminates either under circumstances described in Section 2, or due to his death, then all unpaid amounts payable to Executive under subsections 2(a)(1), (2), (3) or (4) or 2(b), if any, as of the date of death, shall be paid to his Beneficiary, and if subsection 2(a) applies, his spouse and other dependents shall continue to be covered under all applicable Welfare Plans during the remainder of the Severance Period, if any, pursuant to subsection 2(a)(5).

     5. No Solicitation of Representatives and Employees. Executive agrees that he shall not, prior to a Change in Control or during the Severance Period, directly or indirectly, in his individual capacity or otherwise, induce, cause, persuade, or attempt to do any of the foregoing in order to cause, any representative, agent or employee of Employer or any of its Affiliates and Associates to terminate such person's employment relationship with Employer or any of its Affiliates and Associates, or to violate the terms of any agreement between said representative, agent or employee and Employer or any of its Affiliates and Associates.

     6. Confidentiality. Executive acknowledges that preservation of a continuing business relationship between Employer or its Affiliates and Associates and their respective customers, representatives, and employees is of critical importance to the continued business success of Employer, its Affiliates and Associates and that it is the active policy of Employer, its Affiliates and Associates to guard as confidential certain information not available to the public and relating to the business affairs of Employer, its Affiliates and Associates. In view of the foregoing, Executive agrees that he shall not at any time thereafter, without the prior written consent of Employer, disclose to any person or entity any such confidential information that was obtained by Executive in the course of his employment by Employer or any of its Affiliates or Associates. This section shall not be applicable if and to the extent Executive is required to testify in a legislative, judicial or regulatory proceeding pursuant to an order of Congress, any state or local legislature, a judge, or an administrative law judge or is otherwise required by law to disclose such information.

     7. Forfeiture. If Executive shall at any time violate any obligation of his under Sections 5 or 6 in a manner that results in material damage to Employer, any Affiliate or Associate, or its business, he shall immediately forfeit his right to any benefits under this Agreement, and Employer shall thereafter have no further obligation hereunder to Executive or his spouse, Beneficiary or any other person.

     8. Executive Assignment. No interest of Executive or his spouse or Beneficiary under this Agreement, or any right to receive any payment or distribution hereunder, shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may such interest or right to receive a payment or distribution be taken, voluntarily or involuntarily, for the satisfaction of the obligations or debts of, or other claims against, Executive or his spouse or Beneficiary, including claims for alimony, support, separate maintenance, and claims in bankruptcy proceedings.

     9. Benefits Unfunded. All rights under this Agreement of Executive and his spouse or Beneficiary, shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating any assets of Employer for payment of any amounts due hereunder. Neither Executive, nor spouse or his spouse or Beneficiary shall have any interest in or rights against any specific assets of Employer, and Executive and his Beneficiary shall have only the rights of a general unsecured creditor of Employer.

     10. Waiver. No waiver by any party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other provisions or conditions at the same time or at any prior or subsequent time.

     11. Applicable Law. This Agreement shall be construed and interpreted pursuant to the laws of Wisconsin.

     12. Entire Agreement. This Agreement contains the entire Agreement between Employer and Executive and supersedes any and all previous agreements, written or oral, between the parties relating to the subject matter hereof. No amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by Employer and Executive.

     13. No Employment Contract. Nothing contained in this Agreement shall be construed to be an employment contract between Executive and Employer.

     14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

     15. Severability. In the event any provision of this Agreement is held illegal or invalid, the remaining provisions of this Agreement shall not be affected thereby.

     16. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives and successors.

     17. Employment with Affiliates and Associates. For purposes of this Agreement, (A) employment or termination of employment of Executive shall mean employment or termination of employment with Employer and all Affiliates and Associates, (B) Base Salary and Bonuses shall include remuneration received by Executive from Employer and all Affiliates and Associates, and (C) the terms Incentive Plan, Retirement Plan and Welfare Plan or any other plan or program maintained or made available by Employer shall include any such plans of any Affiliate or Associate of Employer.

     18. Notice. Notices required under this Agreement shall be in writing and sent by registered mail, return receipt requested, to the following addresses or to such other address as the party being notified may have previously furnished to the other party by written notice:

     19. Attorneys Fees. In the event the Executive brings an action to enforce the provisions of this Agreement and prevails in such action, the Executive shall be entitled to recover from the Employer the Executive's attorneys fees and other costs incurred in connection therewith. Employer agrees to reimburse Executive for reasonable attorneys fees, not to exceed $1,500, in connection with the review and negotiation of this Agreement.

     If to Employer:                         VERSA TECHNOLOGIES, INC.
                                             -------------------------

                                             ATTN: JAMES E. MOHRHAUSER
                                             Chairman
                                             9301 Washington Avenue
                                             P.O. Box 085012
                                             Racine, Wisconsin 53408


     If to Executive:                        -------------------------

                                             -------------------------



     IN WITNESS WHEREOF, Executive has hereunto set his hand, and Employer has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.



                                             VERSA TECHNOLOGIES, INC.

                                             By:  -------------------

                                             Title:  ----------------

                                             ------------------------
                                                     Executive

                                                            Form of "C" Contract






                           SENIOR EXECUTIVE AGREEMENT


          This Senior Executive Agreement ("Agreement") is entered into as of this __ day of August, 1997, by and between VERSA TECHNOLOGIES, INC., a Delaware corporation ("Employer") and _____________________________ ("Executive").

                                   WITNESSETH:

          WHEREAS, Executive is currently employed by Employer or an Affiliate or Associate;

          WHEREAS, Employer desires to provide security to Executive in connection with Executive's employment with Employer; and

          WHEREAS, Executive and Employer desire to enter into this Agreement pertaining to the terms of the security Employer is providing to Executive with respect to his employment;

          NOW, THEREFORE in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

          1. Definitions. For purposes of this Agreement:

             (a) "Affiliate" or "Associate" shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934.

             (b) "Base Salary" shall mean the average of Executives annual base salary at the rates in effect during the twenty-four (24) months prior to an event that constitutes a termination of employment under circumstances set forth in subsection 2(a); provided that such average rate shall in no event be less than the highest annual rate in effect for Executive at any time during the 24-month period preceding the applicable Change in Control.

             (c) "Beneficiary" shall mean the person or entity designated by Executive, by written instrument delivered to Employer, to receive the benefits payable under this Agreement in the event of his death. If Executive fails to designate a Beneficiary, or if no Beneficiary survives Executive, such death benefits shall be paid:

                    (i)  to his surviving spouse; or

                   (ii) if there is no surviving spouse, to his living descendants per stirpes:

                         or

                   (iii) if there is neither a surviving spouse nor
                         descendants, to his duly appointed and qualified executor or personal representative.

             (d) "Bonus" shall mean the average of the bonuses earned by Executive for each of the two full fiscal years of Employer preceding an event that constitutes a termination of employment under circumstances set forth in subsection 2(a); provided that such average bonus shall in no event be less than the highest bonus earned by Executive for any full fiscal year of Employer ending during the 24-month period prior to the applicable Change in Control.

             (e) A "Change in Control" shall be deemed to take place on the occurrence of any of the following events on or after July 1, 1997:


                 (1) The acquisition by an entity, person or group (including all Affiliates or Associates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of capital stock of Employer if after such acquisition such entity, person or group is entitled to exercise more than 50% of the outstanding voting power of all capital stock of Employer entitled to vote in elections of directors ("Voting Power");

                 (2) The effective time of a merger or consolidation of Employer with one or more other
             corporations as a result of which the holders of the outstanding Voting Power of Employer immediately prior to such merger or consolidation hold less than 50% of the Voting Power of the surviving or resulting corporation; or



                 (3) The election to the Board of Directors of Employer of
             candidates who were not recommended for election by the Board of Directors of Employer in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.

             (f) "Good Cause" shall be deemed to exist if, and only if:


                 (1) Executive engages in acts or omissions constituting
             dishonesty, intentional breach of fiduciary obligation or intentional wrongdoing or malfeasance, in each case that results in substantial harm to the business or property of Employer or any Affiliate or Associate; or

                 (2) Executive is convicted of a felony violation involving fraud or dishonesty.

             (g) "Good Reason" shall exist:

                 (1) there is a significant change in the nature or the scope of
             Executive's authority or in his overall working environment;

                 (2) Executive is assigned duties materially inconsistent with his present duties, responsibilities and status;

                 (3) there is a reduction in Executive's monthly rate of base salary or bonus; or

                 (4) Employer or an Affiliate or Associate changes by 40 miles or more the principal location in which Executive is required to perform services.

                 (5) The successor to the Employer fails to assume fully the responsibility under this Agreement pursuant to Section 16.

             (h) "Incentive Plan" shall mean any incentive, bonus, deferred compensation or similar plan or arrangement currently or hereafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

             (i) "Retirement Plan" shall mean any qualified or supplemental employee pension benefit plan, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), currently or hereinafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

             (j) "Severance Period" shall mean the period beginning on the date Executive's employment with Employer and all Affiliates and Associates terminates under circumstances described in subsection 2(a) and ending on the date 24 months thereafter.


             (k) "Term" shall mean the period beginning on the date hereof and terminating on the date 24 months after the date hereof, provided that for each day from and after the date hereof the Term will automatically be extended for an additional day, unless either Employer or Executive has given written notice to the other party of its or his election to cease such automatic extension, in which case the Term shall be the 24 month period beginning on the date such notice is received by such other party.

             (l) "Welfare Plan" shall mean any health and dental plan, disability plan, survivor income plan or life insurance plan, as defined in Section 3(1) of ERISA, currently or hereafter made available by Employer or an Affiliate or Associate in which Executive is eligible to participate.

          2. Benefits Upon Termination of Employment. (a) The following provisions will apply if a Change in Control occurs during the Term, and if at any time during the 24 months after such Change in Control occurs (whether during or after the expiration of the Term),
          (i) the employment of Executive with Employer and all Affiliates and Associates is terminated by Employer or such Affiliates and Associates for any reason other than Good Cause, or (ii) Executive terminates his employment with Employer and all Affiliates and Associates for Good Reason on or after March 1, 1999 and with respect to the provisions of subsections (1) through (3) and (5) through (8) of this section 2(a) or at any time after the date of this Agreement with respect to the provisions of subsection (4) of this section 2(a).

                                    (1) Employer shall pay Executive or his
                                 Beneficiary an amount equal to the sum of (1) his Base Salary plus (2) his Bonus, all multiplied by an amount equal to the sum of (1) .50 plus (2) .01923 for each year of service, or pro rata portion thereof, of Executive with Employer and all Affiliates and Associates through his date of termination of employment. Such amount shall be paid to Executive or his Beneficiary in a lump Rum within 30 days after his date of termination of employment.

               (2) Executive or his Beneficiary, or any other person entitled to receive benefits with respect to Executive under any Incentive Plan, Retirement Plan, Welfare Plan, or any other plan or program maintained by Employer or an Affiliate or Associate in which Executive participates at the date of termination of employment, shall receive any and all benefits accrued under such Plan or other plan or program, to the date of termination of employment, the amount, form and time of payment of such benefits to be determined by the terms of such Incentive Plan, Retirement Plan, Welfare Plan and other plan or program, and Executive's employment shall be deemed to have terminated by reason of retirement, and without regard to vesting limitations in all such Plans (other than Retirement Plans subject to tax qualification requirements of the Internal Revenue Code of 1986, as amended ("Code")) and other plans or programs under circumstances that have the most favorable result for Executive thereunder. Payment shall be made at the earliest date permitted under any such Plan or other plan or program.

               (3) To the extent not paid pursuant to subsection

          2(2) above, Employer shall pay Executive an amount equal to the pro rata portion of Executive's target annual incentive bonus compensation for the fiscal year of Employer in which the date of termination of employment occurs, under the incentive bonus compensation plan then maintained by Employer or an Affiliate or Associate, that is applicable to the period commencing on the first day of such fiscal year and ending on the date of termination. Such amount shall be paid to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

               (4) If upon the date of termination of Executive's employment, Executive holds any options with respect to stock of Employer, all such options will immediately become exercisable upon such date and will be exercisable pursuant to the terms of the plan under which such options were granted. Any restrictions on stock of Employer owned by Executive on the date of termination of his employment will lapse on such date. To the extent such acceleration of exercise of such options, or such lapse of restrictions, is not permissible under the terms of any plan pursuant to which the options or restricted stock were granted, Employer will pay to Executive or his Beneficiary, (1) an amount equal to the excess, if any, of the aggregate fair market value of all stock of Employer subject to such options, determined on the date of termination of employment, over the aggregate exercise price of such stock, and Executive or his Beneficiary will surrender all such options unexercised, and (2) the aggregate fair market value on the date of termination of employment of all such restricted stock and Executive or his Beneficiary shall transfer such stock to Employer. Payments pursuant to the preceding sentence will be made to Executive or his Beneficiary in a lump sum within 30 days after his date of termination of employment.

               (5) During the Severance Period Executive and his spouse and other dependents will continue to be covered by all Welfare Plans in which he and his spouse and other dependents were participating immediately prior to the date of his termination as if he continued to be an employee of Employer or an Affiliate or Associate and Employer will continue to pay the costs of coverage of Executive and his spouse and other dependents under such Welfare Plans on the same basis as is applicable to active employees covered thereunder; provided that, if participation in any one or more of such Welfare Plans is not possible under the terms thereof, Employer will provide substantially identical benefits. Coverage under any such Welfare Plan will cease if and when Executive obtains employment with another employer during the Severance Period, and becomes eligible for coverage under any substantially similar Welfare Plan provided by his new employer. Coverage pursuant to this Section shall not be in satisfaction of Employer's obligations with respect to Executive and his dependents pursuant to the federal insurance continuation law commonly referred to as "COBRA" as set forth in Section 4980B of the Code.

               (6) During the Severance Period, Executive shall not be entitled to reimbursement for fringe benefits, including without limitation, dues and expenses related to club memberships, automobile expenses, expenses for professional services and other similar perquisites.

               (7) If Executive is using an automobile owned by Employer or an Affiliate or Associate on the date of termination, Executive shall have use of such automobile during the severance period and may purchase the automobile for its then book value if Executive so requests. During the period when Executive uses the automobile, Employer shall provide insurance coverage and reimburse executive for the cost of routine maintenance.

               (8) Employer shall provide Executive with out placement services of a nationally recognized out placement firm until the earlier of
          (1) Executive's attainment of employment, and (2) the end of the Severance Period.

          (b) If the employment of Executive with Employer and all Affiliates and Associates is terminated by Employer, or any Affiliate or Associate, or by Executive, other than under circumstances set forth in subsection 2(a), Executive's compensation shall be paid through the date of his termination, and Employer shall have no further obligation to Executive or any other person under this Agreement. Such termination shall have no effect upon Executive's other rights, including but not limited to rights under any Incentive Plan, Retirement Plan, Welfare Plan or other employee plan or program.

          (c) Notwithstanding anything herein to the contrary, in the event Employer or any Associate or Affiliate shall terminate the employment of Executive for Good Cause hereunder, Employer or such Associate or Affiliate shall give Executive at least thirty (30) days prior written notice specifying in detail the reason or reasons for Executive's termination, and during such 30-day period, the Executive will have the opportunity to cure the circumstances giving rise to termination for good cause and the opportunity to be heard by Employer's Board of Directors.

     3. Setoff. No payments or benefits payable to or with respect to Executive pursuant to this Agreement shall be reduced by any amount Executive or his spouse or Beneficiary may earn or receive from employment with another employer or from any other source, except as expressly provided in subsection 2(a)(5).

     4. Death. If Executive's employment with Employer and all Affiliates and Associates terminates either under circumstances described in Section 2, or due to his death, then all unpaid amounts payable to Executive under subsections 2(a)(1), (2), (3) or (4) or 2(b), if any, as of the date of death, shall be paid to his Beneficiary, and if subsection 2(a) applies, his spouse and other dependents shall continue to be covered under all applicable Welfare Plans during the remainder of the Severance Period, if any, pursuant to subsection 2(a)(5).

     5. No Solicitation of Representatives and Employees. Executive agrees that he shall not, prior to a Change in Control or during the Severance Period, directly or indirectly, in his individual capacity or otherwise, induce, cause, persuade, or attempt to do any of the foregoing in order to cause, any representative, agent or employee of Employer or any of its Affiliates and Associates to terminate such person's employment relationship with Employer or any of its Affiliates and Associates, or to violate the terms of any agreement between said representative, agent or employee and Employer or any of its Affiliates and Associates.

     6. Confidentiality. Executive acknowledges that preservation of a continuing business relationship between Employer or its Affiliates and Associates and their respective customers, representatives, and employees is of critical importance to the continued business success of Employer, its Affiliates and Associates and that it is the active policy of Employer, its Affiliates and Associates to guard as confidential certain information not available to the public and relating to the business affairs of Employer, its Affiliates and Associates. In view of the foregoing, Executive agrees that he shall not at any time thereafter, without the prior written consent of Employer, disclose to any person or entity any such confidential information that was obtained by Executive in the course of his employment by Employer or any of its Affiliates or Associates. This section shall not be applicable if and to the extent Executive is required to testify in a legislative, judicial or regulatory proceeding pursuant to an order of Congress, any state or local legislature, a judge, or an administrative law judge or is otherwise required by law to disclose such information.

     7. Forfeiture. If Executive shall at any time violate any obligation of his under Sections 5 or 6 in a manner that results in material damage to Employer, any Affiliate or Associate, or its business, he shall immediately forfeit his right to any benefits under this Agreement, and Employer shall thereafter have no further obligation hereunder to Executive or his spouse, Beneficiary or any other person.

     8. Executive Assignment. No interest of Executive or his spouse or Beneficiary under this Agreement, or any right to receive any payment or distribution hereunder, shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may such interest or right to receive a payment or distribution be taken, voluntarily or involuntarily, for the satisfaction of the obligations or debts of, or other claims against, Executive or his spouse or Beneficiary, including claims for alimony, support, separate maintenance, and claims in bankruptcy proceedings.

     9. Benefits Unfunded. All rights under this Agreement of Executive and his spouse or Beneficiary, shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating any assets of Employer for payment of any amounts due hereunder. Neither Executive, nor spouse or his spouse or Beneficiary shall have any interest in or rights against any specific assets of Employer, and Executive and his Beneficiary shall have only the rights of a general unsecured creditor of Employer.

     10. Waiver. No waiver by any party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other provisions or conditions at the same time or at any prior or subsequent time.

     11. Applicable Law. This Agreement shall be construed and interpreted pursuant to the laws of Wisconsin.

     12. Entire Agreement. This Agreement contains the entire Agreement between Employer and Executive and supersedes any and all previous agreements, written or oral, between the parties relating to the subject matter hereof. No amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by Employer and Executive.

     13. No Employment Contract. Nothing contained in this Agreement shall be construed to be an employment contract between Executive and Employer.

     14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

     15. Severability. In the event any provision of this Agreement is held illegal or invalid, the remaining provisions of this Agreement shall not be affected thereby.

     16. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives and successors.

     17. Employment with Affiliates and Associates. For purposes of this Agreement, (A) employment or termination of employment of Executive shall mean employment or termination of employment with Employer and all Affiliates and Associates, (B) Base Salary and Bonuses shall include remuneration received by Executive from Employer and all Affiliates and Associates, and (C) the terms Incentive Plan, Retirement Plan and Welfare Plan or any other plan or program maintained or made available by Employer shall include any such plans of any Affiliate or Associate of Employer.

     18. Notice. Notices required under this Agreement shall be in writing and sent by registered mail, return receipt requested, to the following addresses or to such other address as the party being notified may have previously furnished to the other party by written notice:

     19. Attorneys Fees. In the event the Executive brings an action to enforce the provisions of this Agreement and prevails in such action, the Executive shall be entitled to recover from the Employer the Executive's attorneys fees and other costs incurred in connection therewith. Employer agrees to reimburse Executive for reasonable attorneys fees, not to exceed $1,500, in connection with the review and negotiation of this Agreement.

     20. Conflict with Employment Agreement. Nothing contained in this Agreement shall be deemed to amend or modify the employment agreement dated as of November 30, 1996 between Eder Industries Inc. and Employee (the
"Employment Agreement"). In the event of a conflict between the provisions of this Agreement and the provisions of the Employment Agreement, the provisions of the Employment Agreement shall prevail.

     If to Employer:                         VERSA TECHNOLOGIES, INC.
                                             -------------------------

                                             ATTN: JAMES E. MOHRHAUSER
                                             Chairman
                                             9301 Washington Avenue
                                             P.O. Box 085012
                                             Racine, Wisconsin 53408


     If to Executive:                        -------------------------

                                             -------------------------



     IN WITNESS WHEREOF, Executive has hereunto set his hand, and Employer has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.



                                             VERSA TECHNOLOGIES, INC.

                                             By:  -------------------

                                             Title:  ----------------

                                             ------------------------
                                                     Executive

                   SCHEDULE OF SENIOR EXECUTIVE AGREEMENTS


"A"     Contracts:

        Thomas J. Magulski
        Robert M. Sukalich
        Edward V. Surek
        Janet L. Ford

"B"     Contracts:

        Michael N. Stein
        David Hicks
        Michael W. Garvey
        Thomas D. Hynes
        Michael E. Cahill
        David B. Walsh
        Craig L. McNulty
        Michael A. Shuda
        Kenneth A. Mazich
        William Stern
        Barbara M. Sawicky
        Nicholas R. Recupero
        Mark Summers
        Brian J. Johnson
        Bryan Sell
        Hani A. Malek
        Roger J. Rossman
        Ronald W. Euer
        Ronald R. Rutowski
        Keith A. Hartlaub
        Roger J. Neumann
        David J. McKendrey
        James M. Dougherty
        David A. DeSutter
        Charles Woodin
        Gerald M. Peiffer
        Robert H. Schneider
        John A. Lindgren
        Craig A. Wisner
        James A. Covington
        Gary E. McArthur

"C"     Contract:

        Richard H. Marks